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                                                                    EXHIBIT 99.2

                                CERTIFICATION OF
                            CHIEF FINANCIAL OFFICER
                             OF APCO ARGENTINA INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350


         I, Jack D. McCarthy, Chief Financial Officer of Apco Argentina Inc. (the "Company"), hereby certify that the accompanying report on Form 10-Q for the quarterly period ending June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.




                                       /s/ Jack D. McCarthy
                                    ---------------------------------
                                    Chief Financial Officer
                                    Date:   August 12, 2002